SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                        September 18, 1996


                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)

                          North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On September 18, 1996, Committees previously appointed by the Board of Directors of the Registrant approved the public offering of an aggregate principal amount of (i) $500,000,000 of the Registrant's 7% Senior Notes, due 2001 (the "7% Senior Notes"), (ii) $500,000,000 of the Registrant's 7-1/2%
Subordinated Notes, due 2006 (the "7-1/2% Subordinated Notes"), and (iii) $450,000,000 of the Registrant's 7.80% Subordinated Notes, due 2016 (the "7.80% Subordinated Notes", and together with the 7-1/2% Subordinated Notes and the 7% Senior Notes, the "Notes") to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of such Committees are included as Exhibits 99.1, 99.2 and 99.3 hereto.

     On September 18, 1996, the Registrant entered into separate underwriting agreements with the various Underwriters (the "Underwriting Agreements") for each series of the Notes. The terms of the offering and the Notes are described in the Registrant's Prospectus dated July 12, 1996 constituting a part of the Registration Statements (hereinafter described), as supplemented by a Preliminary Prospectus Supplement dated September 13, 1996 with respect to all of the Notes and final Prospectus Supplements dated September 18, 1996 for each separate series of Notes. The Underwriting Agreements are included as Exhibits 1.1, 1.2 and 1.3 hereto.

     The 7-1/2% Subordinated Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 33-63097, as amended ("Registration No 33-63097"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Registration No 33-63097 registered up to $3,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated) and shares of its preferred stock, including depositary shares, and common stock (collectively, "Securities"). After the closing of the sale of the 7-1/2% Subordinated Notes, expected to occur on September 24, 1996, Securities having an aggregate initial offering price of $399,050,000 will remain unsold under Registration No. 33-63097.

     Each of the 7% Senior Notes and the 7.80% Subordinated Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-7229 ("Registration No. 333-7229"), on a delayed basis pursuant to Rule 415 under the 1933 Act. Registration No. 333-7229 registered up to $3,000,000,000 aggregate initial offering price of the Registrant's Securities. After the closing of the sale of each of the 7% Senior Notes and the 7.80% Subordinated Notes, expected to occur on September 24, 1996, Securities having an aggregate initial offering price of $2,050,000,000 will remain unsold under Registration No. 333-7229.
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.        DESCRIPTION OF EXHIBIT

               1.1       Underwriting Agreement dated
                         September 18, 1996 with respect to the
                         offering of the 7% Senior Notes

               1.2       Underwriting Agreement dated
                         September 18, 1996 with respect to the
                         offering of the 7-1/2% Subordinated
                         Notes

               1.3       Underwriting Agreement dated
                         September 18, 1996 with respect to the
                         offering of the 7.80% Subordinated
                         Notes

               4.1       Form of 7% Senior Note

               4.2       Form of 7-1/2% Subordinated Note

               4.3       Form of 7.80% Subordinated Note

               99.1      Resolutions dated September 18, 1996
                         of a Committee appointed by the Board of Directors with respect to the terms of the offering of the 7% Senior Notes

               99.2      Resolutions dated September 18, 1996
                         of a Committee appointed by the Board of Directors with respect to the terms of the offering of the 7-1/2% Subordinated Notes

               99.3      Resolutions dated September 18, 1996
                         of a Committee appointed by the Board of Directors with respect to the terms of the offering of the 7.80% Subordinated Notes

               99.4      News Release disseminated on
                         September 18, 1996 regarding
                         the sale of the Notes

                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONSBANK CORPORATION



                                   By:  /s/ CHARLES M. BERGER
                                        Associate General Counsel

Dated:  September 20, 1996